UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 18, 2012
Date of Report (Date of earliest event reported)

MORGAN CREEK ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	0-25455	201777817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6060 North Central Expressway Suite 560 Dallas, Texas	75206
(Address of principal executive offices)	(Zip Code)

(214) 800-2851
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective May 18, 2012, the Board of Directors (the "Board") of Morgan Creek Energy Corp., a Nevada corporation (the "Company") accepted the resignation of Peter Wilson as the President/Chief Executive Officer/Principal Executive Officer, a member of the Board of Directors and a member of the Compensation Commitee and the Nominating Committee. Mr. Wilson did not resign as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Effective May 18, 2012, the Board of Directors accepted the consent of Richard Elliot-Square to act as the President/Chief Executive Officer/Principal Executive Officer, a member of the Board of Directors and a member of the Compensation Committee and the Nomintating Committee. Therefore, as of the date of this Current Report, the board of Directors consists of the following members: Richard Elliot-Square, Peter Carpenter and John C. Weldy Jr.

Biography

Mr. Richard Elliot-Square. During the past twenty years, Mr. Elliot-Square has been an investment banker based in London, Vancouver and Zurich specializing in the introduction of investment banking and venture capital projects. Recently, Mr. Elliot-Square has been successful in the re-structuring and funding of several publicly traded companies in the United Kingdom and North American. He also acts as an advisor to a number of international companies. During the course of his career, Mr. Eliot-Square has been involved in many ventures that have provided him direct access to a wide network of contacts in the financial markets and banking sectors. He has been a director of several companies in the United Kingdom and the United States, and a founder of several publicly traded corporations, including Telecom PLus PLC (UK) and Channel i Limited (USA). Mr. Elliot-Square was a founding director of iCraveproductions Limited and also of Thurlestone Associates Limited. He also serves as the London office representative of the Maltese based CSB Group.

Mr. Elliot-Square was commissioned as an army officer in the Royal Scots Dragoon Guards and since leaving the Army, has been involved in many aspects of international business, including trade funding, the manufacture of motor vehicles, banking and brokering, import and export, as well as being invested in oil and gas and other resource companies.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN CREEK ENERGY CORP.

DATE: May 22, 2012	By:	/s/ Richard Elliot-Square
Name: Richard Elliot-Square
Title: President/Chief Executive Officer